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Exhibit 1.1
SUBSCRIPTION AGREEMENT

                              Pacific Spirit, Inc.
                             SUBSCRIPTION AGREEMENT

Gentlemen:

The Investor named below, by payment of the purchase price for such Common Shares, by the delivery of a check payable to Pacific Spirit, Inc., hereby subscribes for the purchase of the number of Common Shares indicated below (minimum of twenty five thousand shares) of Pacific Spirit, Inc. at a purchase of $0.05 per Share as set forth in the Prospectus.

By such payment, the named Investor further acknowledges receipt of the Prospectus and the Subscription Agreement, the terms of which govern the investment in the Common Shares being subscribed for hereby.

A.  INVESTMENT:            (1)      Number of Shares
                                                                    ------------

                           (2)      Total Contribution ($0.05/Share) $
                                                                      ----------
                                    Date of Investor's check
                                                                    ------------

B.  REGISTRATION:

                           (3)      Registered owner:

                                    -----------------------------

                                    Co-Owner:

                                    -----------------------------

                           (4)      Mailing address:

                                    -----------------------------

                                    City, State & zip:

                                    -----------------------------

                           (5)      Residence Address (if different from above):

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                                    --------------------------------------------

                           (6)      Birth Date: ______/______/______

                           (7)      Employee or Affiliate: Yes         No
                                                               ------    ------

                           (8)      Social Security: #: ______/______/______

                                    U.S. Citizen [ ]          Other [ ]

                                    Co-Owner Social Security:
                                    #: ______/______/______

                                    U.S. Citizen [ ]          Other [ ]

                                    Corporate or Custodial:

                                    Taxpayer ID #: ______/______/______

                                    U.S. Citizen [ ]          Other [ ]

                           (9)      Telephone (H) ( )
                                                      --------------------------

C.  OWNERSHIP        [ ] Individual Ownership           [ ] IRA or Keogh

                     [ ] Joint Tenants with Rights of Survivorship

                     [ ] Trust/Date Trust Established
                                                     -------------------

                     [ ] Pension/Trust (S.E.P.)

                     [ ] Tenants in Common           [ ] Tenants by the Entirety

                     [ ] Corporate Ownership         [ ] Partnership

                     [ ] Other
                              ---------------------

D. SIGNATURES: By signing below, I/we represent that I/we meet the suitability standards set forth in the Prospectus.

Registered Owner:
                  -----------------------------

Co-Owner:
                  -----------------------------

Print Name of Custodian or Trustee:
                                   -----------------------------

Authorized Signature:
                      -----------------------------

Date:
      -------------------

Signature:
           -----------------------------

MAIL TO:
Pacific Spirit, Inc.
11640-96 A Avenue
Vancouver, B.C.
Phone: (604) 760-1400

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FOR OFFICE USE ONLY:

Date Received:
               ------------------------------------------------

Date Accepted/Rejected
                       ----------------------------------------

Subscriber's Check Amount:
                          --------------------------

Check No.                     Date Check
          ------------------             ----------------

Deposited
          --------------------------------

MR #
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